CERTIFICATION PURSUANT TO18 U.S.C SECTION 1350AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the quarterly report on Form 10-Q of Principle Security International, Inc. (the “Company”) for the period ended August 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Payne, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    a)   The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    b)  The information contained in this report fairly presents, in all material aspects, the financial condition and results of operations of all the Company.

PRINCIPAL SECURITY INTERNATIONAL, INC.
/s/ Charles Payne	Date: October 15, 2009
By: Charles Payne
Chief Executive Officer and Chief Financial Officer